Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

High Yield Bond Fund

(the “Fund”)

Supplement dated May 18, 2026, to the Summary Prospectus and the Prospectus

of the Fund, each dated October 1, 2025, as supplemented to date

Effective immediately, Elizabeth H. Shortsleeve, is added as a portfolio manager to the Fund. Effective December 31, 2026, Michael V. Barry will no longer serve as a portfolio manager to the Fund. Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The subsection of the Summary Prospectus entitled “Investment Adviser – Portfolio Manager” and the subsection of the Prospectus entitled “Fund Summary: High Yield Bond Fund – Investment Adviser – Portfolio Manager” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since
Michael V. Barry* Senior Managing Director and Fixed-Income Portfolio Manager	2021
Elizabeth H. Shortsleeve Senior Managing Director and Fixed-Income Portfolio Manager	2026

 * Effective December 31, 2026, Michael V. Barry will no longer serve as a portfolio manager to the Fund.

The second paragraph of the subsection of the Prospectus entitled “Management – Investment Subadvisers – Wellington Management Company LLP (‘Wellington Management’)” is deleted in its entirety and replaced with the following:

The High Yield Bond Fund is managed by Michael V. Barry and Elizabeth H. Shortsleeve. Mr. Barry is a Senior Managing Director and Fixed-Income Portfolio Manager of Wellington Management. Mr. Barry joined Wellington Management as an investment professional in 2010. Ms. Shortsleeve is a Senior Managing Director and Fixed-Income Portfolio Manager of Wellington Management. Ms. Shortsleeve joined Wellington Management as an investment professional in 2007. Since 2023, Ms. Shortsleeve has served as lead portfolio manager of the Wellington-managed portion of the Vanguard High Yield Corporate Bond Fund, and assumed lead portfolio management responsibilities of Wellington’s Upper Tier High Yield and Short Duration High Yield strategies in 2024. Effective December 31, 2026, Mr. Barry will no longer serve as a portfolio manager to the Fund and shall be succeeded by Ms. Shortsleeve.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Summary Prospectus and/or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE